                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549





                                   FORM 8-K



                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    of the Securities Exchange Act of 1934


                                April 24, 2002
               ------------------------------------------------
               Date of report (Date of Earliest Event Reported)




                       FBR ASSET INVESTMENT CORPORATION
            (Exact name of Registrant as specified in Its Charter)



              VIRGINIA                                      01-15049                         54-1873198
------------------------------------------          ------------------------        ---------------------
(State or other jurisdiction of                     (Commission File Number)          (I.R.S. Employer
          incorporation)                                                              Identification No.)





    Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209
    ----------------------------------------------------------------------
            (Address of principal executive offices and zip code)




                                (703) 469-1000
              --------------------------------------------------
              Registrant's telephone number, including area code

ITEM 9.    REGULATION FD DISCLOSURE.

           Issuance of Press Release Regarding Earnings for First Quarter of
2001.

           On April 23, 2002, FBR Asset Investment Corporation issued a press release announcing its operating results for the first quarter ended March 31, 2002.

           A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)       Exhibits

          Exhibit 99.1 Press release dated April 23, 2002, announcing first quarter operating results of FBR Asset Investment Corporation.

                                  SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FBR ASSET INVESTMENT CORPORATION


Date: April 24, 2002             By: /s/ Kurt R. Harrington
                                    -------------------------------
                                    Kurt R. Harrington
                                    Chief Financial Officer

                               LIST OF EXHIBITS

99.1 Press release dated April 23, 2002, announcing first quarter operating results of FBR Asset Investment Corporation.